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                                                                    EXHIBIT 10.3
                    FIRST AMENDMENT TO GROUND LEASE AGREEMENT
                    -----------------------------------------
                                 BY AND BETWEEN
                                 --------------
          GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND
          -------------------------------------------------------------
                                       AND
                                       ---
             CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP
             ------------------------------------------------------



                  THIS FIRST AMENDMENT ("First Amendment") is made as of the 22nd day of March 1999, by and between GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND, a nonprofit corporation organized under the laws of the State of Ohio (together with it successors and assigns hereinafter referred to as "Gateway"), and CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership (hereinafter referred to as "Lessee").

         RECITALS:
         ---------

         WHEREAS, Gateway and Lessee entered into a Ground Lease Agreement, dated as of the 3rd day of July, 1991 (hereinafter referred to as the "Ground Lease"), and certain other documentation and agreements related thereto; and

         WHEREAS, Gateway and Lessee are desirous of making certain modifications to the Ground Lease, and

         WHEREAS, notwithstanding and as an exception to the provisions of section 24.24, it is the intention of Gateway and Lessee that the City of Cleveland shall be an intended third party beneficiary of these modifications to the Ground Lease.

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties do hereby agree to the following modifications to the Ground Lease.

         1. Lessee shall make available to the City of Cleveland for use by the City's Division of Recreation, a total of one hundred
                  (100) free auxiliary bleacher seats per game for all regular season games played each year during the period commencing from the date that the auxiliary bleachers structure is erected and placed into use through October 1 for the duration of this Ground Lease. The preceding commitment is the same commitment as set forth in the First Amendment to Lease and the Third Amendment to Management Agreement of even date herewith and not in addition thereto (i.e., the total commitment is for one hundred (100) tickets only, in the aggregate). Notwithstanding the preceding commitment, in the event that the City of Cleveland, for any period, does not grant any necessary approvals, consents or permits for the erection, use or operation of the auxiliary bleacher structure, then the commitment to provide said free tickets shall be automatically suspended until such approvals, consents or permits are given or issued, as the case may be. In the event that Lessee elects, in Lessee's sole and absolute discretion, not to erect, use and operate the auxiliary

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                  bleachers structure during any year, then the Lessee will
                  provide to the City of Cleveland during such year one hundred
                  (100) free tickets for each regular season game during the period of May 15 through October 1 in other locations in the Ballpark determined and selected in the sole and absolute discretion of the Lessee; provided, however, that such tickets shall not be standing room only tickets. The free tickets described herein shall not be Paid Attendance Tickets or Excluded Tickets as those terms are defined in the Lease.

         2. The City of Cleveland hereby approves the concept of the auxiliary bleachers structure and the City of Cleveland shall process all building permits for the auxiliary bleacher structure in a timely fashion and shall not unreasonably withhold its approval of such permits; provided said auxiliary bleachers comply with all requirements of the Ohio Basic Building Code.

         3. Section 24.24 is modified to read consistently with this amendment.

         4. The parties hereby agree that Exhibit A attached hereto is hereby incorporated into the Ground Lease as the area referred to in the Lease and the Ground Lease as the "Field". The City shall not be deemed to have either approved or disapproved the attached Exhibit and the commitments set forth in Section 1 and 2 above are independent from any inaccuracy, if any, of such Exhibit.

         FURTHERMORE, the provisions of this First Amendment are hereby incorporated into the original Ground Lease as if fully rewritten therein. Except as otherwise provided in, or otherwise necessary or appropriate to give effect to the terms of this First Amendment, all the provisions, terms and conditions contained in the Ground Lease, not inconsistent with this First Amendment, shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment as of the day and year first above written.

Witnesses as to Gateway:            GATEWAY ECONOMIC DEVELOPMENT
                                    CORPORATION OF GREATER
                                    CLEVELAND, an Ohio nonprofit corporation
/s/ Sherry Jefferson
-------------------------------
         Signature
                                    By: /s/ Joseph A. Marinucci
     Sherry Jefferson                   -------------------------------------
-------------------------------     Title: Chairman
         Print Name                       -----------------------------------

/s/ Ruth-Anne Flannery
-------------------------------     And:_____________________________________
         Signature                  Title:___________________________________

   Ruth-Anne Flannery
-------------------------------
         Print Name

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Witnesses as to Lessee:               CLEVELAND INDIANS BASEBALL
                                      COMPANY LIMITED PARTNERSHIP,
                                      an Ohio limited partnership
/s/ Ronald S. McQuate                 By:  Cleveland Indians Baseball
                                           Company, Inc., an Ohio corporation,
_______________________________            its sole general partner
         Signature
Ronald S. McQuate
_______________________________                    /s/ Dennis Lehman
         Print Name                   By:______________________________________
/s/ Jacqueline Pachinger-Stetter      Title: Executive Vice President, Business
_______________________________             ___________________________________
         Signature
                                               /s/ Kenneth E. Stefanov
Jacqueline Pachinger-Stetter          And:_____________________________________
_______________________________       Title: Vice President, Finance
         Print Name                          __________________________________



The City of Cleveland joins in the execution of this Amendment for the purpose of acknowledging its agreement to Section 2 hereof and accepting the benefits of
Section 1 hereof.

                                 CITY OF CLEVELAND


                                 By:    /s/ Michael R. White
                                    --------------------------------------

                                 Its:  Mayor City of Cleveland
                                     -------------------------------------

                                 Date:      March 19, 1999
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